Exhibit 10.29

Dated   28  March 2018

US$44,430,400
 US$42,331,494 outstanding

AMENDMENT TO TERM LOAN FACILITY

SEA GLORIUS SHIPPING CO.
SEA GENIUS SHIPPING CO.
as joint and several Borrowers

and

SEANERGY MARITIME HOLDINGS CORP.
as Corporate Guarantor

and

HSH NORDBANK AG
as Agent, Mandated Lead Arranger, Swap Bank
 and Security Trustee

SUPPLEMENTAL AGREEMENT

relating to
a senior secured loan facility of (originally) up to US$44,430,400 to finance the acquisition cost of
m.vs "GLORIUSHIP" and "GENIUSHIP"

WATSON FARLEY
&
WILLIAMS

Index

Clause		Page

1	Definitions and Interpretation	2
2	Agreement of the Creditor Parties	4
3	Conditions Precedent	4
4	Representations	4
5	Amendments to Loan Agreement, Corporate Guarantee and other Finance Documents	5
6	Further Assurance	11
7	Fees	12
8	Expenses	12
9	Notices	12
10	Counterparts	12
11	Governing Law	12
12	Enforcement	12

Schedules

Schedule 1	The Lenders	12
Schedule 2	Conditions Precedent	13

Execution

Execution Pages	14

THIS AGREEMENT is made on       28  March 2018

PARTIES

(1)
SEA GLORIUS SHIPPING CO. ("Sea Glorius") and SEA GENIUS SHIPPING CO. ("Sea Genius"), each a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands, as joint and several Borrowers;

(2)
SEANERGY MARITIME HOLDINGS CORP., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, Marshall Islands, as Corporate Guarantor;

(3)	THE BANKS AND FINANCIAL INSTITUTIONS listed in Schedule 1, as Lenders;

(4)	HSH NORDBANK AG acting through its office at Gerhart-Hauptmann-Platz 50, D-20095 Hamburg, Germany, as Agent;

(5)	HSH NORDBANK AG acting through its office is at Gerhart-Hauptmann-Platz 50, D-20095 Hamburg, Germany, as Mandated Lead Arranger;

(6)	HSH NORDBANK AG acting through its office at Gerhart-Hauptmann-Platz 50, D-20095 Hamburg, Germany, as Security Trustee; and

(7)	HSH NORDBANK AG acting through its office at Martensdamm 6, D-24103 Kiel, Germany, as Swap Bank.

BACKGROUND

(A)	By the Loan Agreement, the Lenders agreed to make available to the Borrowers a facility of (originally) up to $44,430,400, of which $42,331,494 is outstanding at the date of this Agreement.

(B)
By a guarantee dated 1 September 2015 (as amended and supplemented by a supplemental letter dated 23 February 2017) and made by the Corporate Guarantor in favour of the Security Trustee, the Corporate Guarantor guaranteed the obligations of the Borrowers under the Loan Agreement.

(C)	The Obligors have requested that the Lenders and the other Creditor Parties give their consent to (inter alia):

(i)	waive the application of the security cover requirement under clause 15.1 (Minimum required security cover) of the Loan Agreement until 30 September 2018 (inclusive);

(ii)	amend the security cover percentage requirement under clause 15.1 (Minimum required security cover) of the Loan Agreement as follows:

(A)	at any time during the period commencing on 1 October 2018 and ending on 31 March 2019 (inclusive), 100 per cent.;

(B)	at any time during the period commencing on 1 April 2019 and ending on 30 September 2019 (inclusive), 111 per cent.; and

(C)	from 1 October 2019 and at all times thereafter and throughout the remainder of the Security Period, 120 per cent.,

of the aggregate of the Loan and the Swap Exposure; and

(iii)	amend the financial covenants of the Corporate Guarantor under paragraphs (a) and (b) of clause 11.15 (Financial Covenants) of the Corporate Guarantee to be read and construed as follows:

(A)	the Leverage Ratio shall not exceed:

(i)	at any time during the period commencing on the effective date of the Supplemental Agreement (inclusive) and ending on 31 December 2018 (inclusive), 85 per cent.;

(ii)	at any time during the period commencing on 1 January 2019 and ending on 31 March 2019 (inclusive), 80 per cent.; and

(iii)	from 1 April 2019 and at all times thereafter during the Security Period, 75 per cent.; and

(B)	the ratio of EBITDA to interest payments (less any earned interest) (as shown in the Applicable Accounts) shall not be less than:

(i)	at any time during the period commencing on the effective date of the Supplemental Agreement (inclusive) and ending on 31 March 2019 (inclusive), 1.20:1; and

(ii)	from 1 April 2019 and at all times thereafter during the Security Period, 2:1,

(iv)	amend the financial covenants of the Corporate Guarantor under paragraph (c) of clause 11.15 (Financial Covenants) of the Corporate Guarantee to include restricted cash (if any),

together, (the "Request").

(D)	The Lenders and the other Creditor Parties consent to the Request subject to, inter alia, the following conditions:

(v)	execution of this Agreement by the Obligors and the Fee Letter and the Mortgage Addenda by the Borrowers;

(vi)	payment of a non-refundable relaxation fee in the amounts and at the times agreed in the Fee Letter; and

(vii)	increase of the Applicable Margin (as defined in the Loan Agreement) to 3.75 per cent. per annum with effect on and from 1 April 2018.

(E)
This Agreement sets out the terms and conditions on which the Lenders and the other Creditor Parties agree, with effect on and from the Effective Date, at the request of the Obligors, to the Request and to the consequential amendments of the Loan Agreement and the other Finance Documents in connection with those matters.

OPERATIVE PROVISIONS

1	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

"Corporate Guarantee" means the guarantee dated 1 September 2015 referred to in Recital (B).

"Effective Date" means the date on which the conditions precedent in Clause 3 (Conditions Precedent) are satisfied but, in any case, not earlier than 1 April 2018.

"Fee Letter" means the letter dated on or about the date of this Agreement between the Agent and the Borrowers setting out the non-refundable relaxation fee referred to in Clause 7 (Fees).

"Loan Agreement" means the loan agreement dated 1 September 2015 (as amended and supplemented by a supplemental letter dated 16 May 2016 and a supplemental letter dated 23 February 2017) and made between, amongst others, (i) the Borrowers, (ii) the Lenders, (iii) the Agent and (iv) the Security Trustee.

"Mortgage" means, each of:

(a)	the first preferred Marshall Islands mortgage over the motor vessel "GLORIUSHIP" dated 3 November 2015 and executed by Sea Glorius in favour of the Security Trustee; and

(b)	the first preferred Marshall Islands mortgage over the motor vessel "GENIUSHIP" dated 13 October 2015 and executed by Sea Genius in favour of the Security Trustee,

and, in the plural, means both of them.

"Mortgage Addendum" means an addendum to each Mortgage made or to be made between the relevant Borrower and the Security Trustee in the agreed form and, in the plural, means both of them.

"Obligor" means each of the Borrowers and the Corporate Guarantor and, in the plural, means all of them.

"Party" means a party to this Agreement.

1.2	Defined expressions

Defined expressions in the Loan Agreement and the other Finance Documents shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

1.3	Application of construction and interpretation provisions of Loan Agreement

Clause 1.2 (construction) of the Loan Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

1.4	Agreed forms of new, and supplements to, Finance Documents

References in Clause 1.1 (Definitions) to any new or supplement to a Finance Document being in "agreed form" are to that Finance Document:

(a)	in a form attached to a certificate dated the same date as this Agreement (and signed by the Borrowers and the Agent); or

(b)
in any other form agreed in writing between the Borrowers and the Agent acting with the authorisation of the Majority Lenders or, where clause 27.2 (exceptions) of the Loan Agreement applies, all the Lenders.

1.5	Designation as a Finance Document

The Borrowers and the Agent designate this Agreement as a Finance Document.

1.6	Third party rights

Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Agreement.

2	AGREEMENT OF THE CREDITOR PARTIES

2.1	Agreement of the Creditor Parties

The Creditor Parties agree, subject to and upon the terms and conditions of this Agreement, to:

(a)	the Request; and

(b)	the consequential amendments to the Facility Agreement, the Corporate Guarantee and the other Finance Documents.

2.2	Effective Date

The agreement of the Creditor Parties contained in Clause 2.1 (Agreement of the Creditor Parties) shall have effect on and from the Effective Date.

3	CONDITIONS PRECEDENT

The agreement of the Creditor Parties contained in Clause 2.1 (Agreement of the Creditor Parties) is subject to:

(a)	no Event of Default continuing on the date of this Agreement and the Effective Date or resulting from the occurrence of the Effective Date;

(b)
any repeating representation under clause 10 (Representations and Warranties) of the Loan Agreement and under clause 10 (Representations and Warranties) of the Corporate Guarantee to be made by each Obligor being true on the date of this Agreement and the Effective Date; and

(c)	the Agent having received all of the documents and other evidence listed in Schedule 2 (Conditions Precedent) in form and substance satisfactory to the Agent on or before the Effective Date.

4	REPRESENTATIONS

4.1	Loan Agreement representations

Each Borrower makes the representations and warranties set out in clause 10 (Representations and Warranties) of the Loan Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, the Mortgage Addenda, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

4.2	Finance Document representations

Each Obligor makes the representations and warranties set out in the Finance Documents (other than the Loan Agreement) to which it is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, the Mortgage Addenda, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

5	AMENDMENTS TO LOAN AGREEMENT, CORPORATE GUARANTEE AND OTHER FINANCE DOCUMENTS

5.1	Specific amendments to the Loan Agreement

With effect on and from the Effective Date, the Loan Agreement shall be, and shall be deemed by this Agreement to have been, amended as follows:

(a)	by inserting in clause 1.1 thereof the following new definitions in the requisite alphabetical order:

"Bail-In Action" means the exercise of any Write-down and Conversion Powers.

"Bail-In Legislation" means:

(a)
in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time; and

(b)	in relation to any other state, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.

"EEA Member Country" means any member state of the European Union, Iceland, Liechtenstein and Norway.

"EU Bail-In Legislation Schedule" means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

"Party" means a party to this Agreement.

"Resolution Authority" means any body which has authority to exercise any Write-down and Conversion Powers.

"Supplemental Agreement" means the supplemental agreement dated 28 March 2018 to this Agreement (as amended and supplemented by a supplemental letter dated 16 May 2016 and a supplemental letter dated 23 February 2017) made by and between (i) the Borrowers, (ii) the Corporate Guarantor, (iii) the Lenders, (iv) the Swap Bank, (v) the Mandated Lead Arranger, (vi) the Agent and (vii) the Security Trustee.

"Write-down and Conversion Powers" means:

(a)
in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; and

(b)	in relation to any other applicable Bail-In Legislation:

(i)
any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

any similar or analogous powers under that Bail-In Legislation;

(b)	by deleting the definition of "Applicable Margin" in clause 1.1 thereof in its entirety and replacing it with the following definition:

""Applicable Margin" means, in respect of:

(a)	Advance A, Tranche A and Advance B, Tranche A:

(i)	from the date of this Agreement until 31 March 2018 (inclusive), 3.40 per cent. per annum; and

(ii)	from 1 April 2018 and at all times thereafter and throughout the remainder of the Security Period, 3.75 per cent. per annum; and

(b)	Advance A, Tranche B and Advance B, Tranche B:

(i)	from the date of this Agreement until 31 March 2018 (inclusive), 3.60 per cent. per annum; and

(ii)	from 1 April 2018 and at all times thereafter and throughout the remainder of the Security Period, 3.75 per cent. per annum;";

(c)	by deleting the definition of "Offering Prepayment" in clause 1.1 thereof in its entirety and any reference to it throughout the Loan Agreement;

(d)	by deleting clause 5.17 thereof in its entirety;

(e)	by deleting clause 15.1 thereof in its entirety and replacing it with the following clause:

"15.1 Minimum required security cover

Clause 15.2 applies, at any time after 30 September 2018, if the Agent notifies the Borrowers that:

(a)	the aggregate of the Market Value of the Mortgaged Ships; plus

(b)	the net realisable value of any additional security previously provided under this Clause 15,

is below an amount equal to:

(i)	at any time during the period commencing on 1 October 2018 and ending on 31 March 2019 (inclusive), 100 per cent.;

(ii)	at any time during the period commencing on 1 April 2019 and ending on 30 September 2019 (inclusive), 111 per cent.; and

(iii)	from 1 October 2019 and at all times thereafter and throughout the remainder of the Security Period, 120 per cent.,

of the aggregate of the Loan and the Swap Exposure; ";

(f)	by deleting clause 15.8 thereof in its entirety and replacing it with the following clause:

"15.8 Frequency of valuations

The Borrowers acknowledge and agree that the Agent may request the Borrowers to commission valuation(s) of either Ship at such times as the Lenders shall deem necessary (including, following the effective date of the Supplemental Agreement, on 31 December 2018 in order to test compliance with the required security cover pursuant to Clause 15.1) and, in any event, not less than once during each 6-month period of the Security Period unless an Event of Default has occurred in which case the Agent may obtain as many valuations of the Ships as it thinks necessary and the Borrowers shall bear the cost in connection with any such valuations.";

(g)	by inserting a new clause 29 (Bail-In) thereof as follows:

"29          Bail-In

29.1          Contractual recognition of bail-in

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the parties to a Finance Document, each Party acknowledges and accepts that any liability of any party to a Finance Document under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)	a cancellation of any such liability; and

(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

and the remaining clauses will be renumbered and all relevant cross references will be updated accordingly;

(h)	the definition of, and references throughout to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this Agreement; and

(i)	by construing references throughout to "this Agreement" and other like expressions as if the same referred to the Loan Agreement as amended and supplemented by this Agreement.

5.2	Specific amendments to Corporate Guarantee

With effect on and from the Effective Date, the Corporate Guarantee shall be, and shall be deemed by this Agreement to have been amended as follows:

(a)	by deleting the definition of "EBITDA" in clause 1.2 thereof in its entirety and replacing it with the following new definition:

""EBITDA" means earnings before interest, taxes, depreciation and amortisation and excluding any gains and losses on the disposal of subsidiaries of the Guarantor or Fleet Vessels and impairments on goodwill and Fleet Vessels (including any recoverable amounts on goodwill or Fleet Vessel impairments) in respect of the immediately prior twelve-month period ending on the last day of the relevant Accounting Period;";

(b)	by deleting the definition of "Leverage Ratio" in clause 1.2 thereof and replacing it with the following new definition:

"Leverage Ratio" means at any time the ratio (expressed as a percentage) of the Net Debt divided by the Guarantor's Total Assets;

(c)	by deleting the definition of "Guarantor's Total Liabilities" in clause 1.2 thereof in its entirety;

(d)	by inserting in clause 1.2 thereof the following new definitions in the requisite alphabetical order:

"Bail-In Action" means the exercise of any Write-down and Conversion Powers.

"Bail-In Legislation" means:

(a)
in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time; and

(b)	in relation to any other state, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation.

"EEA Member Country" means any member state of the European Union, Iceland, Liechtenstein and Norway.

"EU Bail-In Legislation Schedule" means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

"Resolution Authority" means any body which has authority to exercise any Write-down and Conversion Powers.

"Write-down and Conversion Powers" means:

(a)
in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule; and

(b)	in relation to any other applicable Bail-In Legislation:

(i)
any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers; and

(ii)	any similar or analogous powers under that Bail-In Legislation;

(e)	by amending the cross-reference to "Clause 11.16" in paragraph (d) of clause 11.3 thereof to read "Clause 11.15";

(f)	by deleting the words "31 December 2017" in the second sentence of clause 11.15 thereof and replacing them with the words "30 June 2018";

(g)	by deleting the sub-paragraph (a) in clause 11.15 thereof in its entirety and replacing it with the following sub-paragraph:

"(a) the Leverage Ratio shall not exceed:

(i)	at any time during the period commencing on the effective date of the Supplemental Agreement (inclusive) and ending on 31 December 2018 (inclusive), 85 per cent.;

(ii)	at any time during the period commencing on 1 January 2019 and ending on 31 March 2019 (inclusive), 80 per cent.; and

(iii)	from 1 April 2019 and at all times thereafter during the Security Period, 75 per cent.;";

(h)	by deleting the sub-paragraph (b) in clause 11.15 thereof in its entirety and replacing it with the following sub-paragraph:

"(b) the ratio of EBITDA to interest payments (less any earned interest) (in respect of the immediately prior twelve-month period ending on the last day of the relevant Accounting Period ) shall not be less than:

(i)	at any time during the period commencing on the effective date of the Supplemental Agreement (inclusive) and ending on 31 March 2019 (inclusive), 1.20:1; and

(ii)	from 1 April 2019 and at all times thereafter during the Security Period, 2:1;";

(i)	by deleting the words "free of any Security Interest" wherever referred in paragraph (c) of clause 11.15 thereof and replacing them with the words "including restricted cash (if any)";

(j)	by amending the cross-reference to "Clause 11.16" in paragraphs (c) and (d) of clause 11.15 thereof to read "Clause 11.15";

(k)	by inserting a new clause 17 (Bail-In) thereof as follows:

"17          Bail-In

17.1          Contractual recognition of bail-in

Notwithstanding any other term of any Finance Document or any other agreement, arrangement or understanding between the parties to a Finance Document, each Party acknowledges and accepts that any liability of any party to a Finance Document under or in connection with the Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(a)	any Bail-In Action in relation to any such liability, including (without limitation):

(i)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(ii)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(iii)	a cancellation of any such liability; and

(b)	a variation of any term of any Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

and the remaining clauses will be renumbered and all relevant cross references will be updated accordingly;

(l)
the definition of, and references throughout each of the Finance Documents to, the Corporate Guarantee shall be construed as if the same referred to the Corporate Guarantee as amended and supplemented by this Agreement; and

(m)	by construing references throughout the Corporate Guarantee to "this Guarantee", as if the same referred to the Corporate Guarantee as amended and supplemented by this Agreement.

5.3	Amendments to Finance Documents

With effect on and from the Effective Date, each of the Finance Documents other than the Loan Agreement, the Corporate Guarantee and the Mortgages (which shall be amended and supplemented by the Mortgage Addenda), shall be, and shall be deemed by this Agreement to have been, amended as follows:

(a)
by including in the relevant clause (Incorporation of Loan Agreement provisions) of that Finance Document, a cross reference to clause 29 (bail-in) of the Loan Agreement as amended and supplemented by this Agreement;

(b)
the definition of, and references throughout each of the Finance Documents to, the Mortgages shall be construed as if the same referred to the Mortgages as amended and supplemented by the Mortgage Addenda; and

(c)
by construing references throughout each of the Finance Documents to "this Agreement", "this Deed" and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

5.4	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)
the amendments to the Finance Documents contained or referred to in Clause 5.1 (Specific amendments to the Loan Agreement) and Clause 5.2 (Specific amendments to Corporate Guarantee) and the Mortgage Addenda; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

6	FURTHER ASSURANCE

6.1	Further assurance

(a)
Each Obligor shall promptly, and in any event within the time period specified by the Agent do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgements, proxies and powers of attorney), as the Agent may specify (and in such form as the Agent may require in favour of the Agent or its nominee(s)) to implement the terms and provisions of this Agreement.

(b)
Each Obligor shall promptly, and in any event within the time period specified by the Security Trustee do all such acts (including procuring or arranging any registration, notarisation or authentication or the giving of any notice) or execute or procure execution of all such documents (including assignments, transfers, mortgages, charges, notices, instructions, acknowledgments, proxies and powers of attorney), as the Security Trustee may specify (and in such form as the Security Trustee may require in favour of the Security Trustee or its nominee(s)):

(i)
to create, perfect, vest in favour of the Security Trustee or protect the priority of the Security Interest or any right or any kind created or intended to be created under or evidenced by the Finance Documents as amended and supplemented by this Agreement or by the Mortgage Addenda (which may include the execution of a mortgage, charge, assignment) or for the exercise of any rights, powers and remedies of the Security Trustee, any receiver or any other Creditor Party provided by or pursuant to the Finance Documents as amended and supplemented by this Agreement or by the Mortgage Addenda or by law;

(ii)
to confer on the Security Trustee or confer on the Creditor Parties Security Interest over any property and assets of that Obligor located in any jurisdiction equivalent or similar to the Security Interest intended to be conferred by or pursuant to the Finance Documents as amended and supplemented by this Agreement or by the Mortgage Addenda;

(iii)
to facilitate or expedite the realisation and/or sale of, the transfer of title to or the grant of, any interest in or right relating to the assets which are, or are intended to be, the property being assigned, charged or pledged (as the case may be) under any Finance Document or to exercise any power specified in any Finance Document as amended and supplemented by this Agreement or by the Mortgage Addenda in respect of which the Security Interest has become enforceable; and/or

(iv)
to enable or assist the Security Trustee to enter into any transaction to commence, defend or conduct any proceedings and/or to take any other action relating to any item of the property being assigned, charged or pledged (as the case may be) under any Finance Document.

(c)
Each Obligor shall take all such action as is available to it (including making all filings and registrations) as may be necessary for the purpose of the creation, perfection, protection or maintenance of any Security Interest conferred or intended to be conferred on the Security Trustee or any other Creditor Party by or pursuant to the Finance Documents as amended and supplemented by this Agreement or by the Mortgage Addenda.

6.2	Additional corporate action

At the same time as an Obligor delivers to the Agent or Security Trustee any document executed under this Clause 6 (Further Assurance), that Obligor shall deliver to the Agent or

Security Trustee as applicable a certificate signed by one of that Obligor's officers which shall:

(a)	set out the text of a resolution of that Obligor's directors specifically authorising the execution of the document specified by the Agent or the Security Trustee as applicable; and

(b)
state that either the resolution was duly passed at a meeting of the directors validly convened and held, throughout which a quorum of directors entitled to vote on the resolution was present, or that the resolution has been signed by all the directors and is valid under that Obligor's articles of association or other constitutional documents.

7	FEES

The Borrowers shall pay to the Agent (for the account of each Lender) a non-refundable relaxation fee in the amounts and at the times agreed in the Fee Letter.

8	EXPENSES

Clause 20 (Fees and Expenses) of the Loan Agreement, as amended and supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

9	NOTICES

Clause 28 (notices) of the Loan Agreement, as amended and supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

10	COUNTERPARTS

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

11	GOVERNING LAW

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

12	ENFORCEMENT

12.1	Jurisdiction

(a)
The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.

(c)
This Clause 12.1 (Jurisdiction) is for the benefit of the Creditor Parties only.  As a result, no Creditor Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction.  To the extent allowed by law, the Creditor Parties may take concurrent proceedings in any number of jurisdictions.

12.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)
irrevocably appoints Messrs E. J. C. Album Solicitors, presently of Landmark House, 190 Willifield Way, London NW11 6YA, England (attention: Mr Edward Album, tel: +44 208 455 7653, fax: +44 208 457 5558 and email: ejca@mitgr.com) as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)
If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrowers (on behalf of all the Obligors) must immediately (and in any event within 5 days of such event taking place) appoint another agent on terms acceptable to the Agent.  Failing this, the Agent may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

 THE LENDERS

Lender	Lending Office	Commitment (US Dollars)
HSH Nordbank AG	Gerhart-Hauptmann-Platz 50 20095 Hamburg Germany	44,430,400

SCHEDULE 2

 CONDITIONS PRECEDENT

1	Obligors

Documents of the kind specified in Schedule 3 Part A paragraphs 2, 3 and 4 of the Loan Agreement.

2	Security

2.1
A duly executed original of each Mortgage Addendum together with documentary evidence that each Mortgage Addendum has been duly registered as a valid addendum to the relevant Mortgage in accordance with the laws of the jurisdiction of the Approved Flag.

2.2	A duly executed original of this Agreement and the Fee Letter.

3	Legal opinions

3.1
If an Obligor is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Agent and the Security Trustee in the relevant jurisdiction, substantially in the form distributed to the Lenders before signing this Agreement.

3.2	Legal opinions of the legal advisers to the Agent and the Security Trustee in the jurisdiction of the Approved Flag of the Ships and such other relevant jurisdictions as the Agent may require.

4	Other documents and evidence

4.1
A copy of any other authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Borrowers accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement, the Fee Letter and the Mortgage Addenda or for the validity and enforceability of any Finance Document as amended and supplemented by this Agreement or by the Mortgage Addenda.

4.2	Evidence that the agent referred to in Clause 12.2 has accepted its appointment as agent for the service of process under this Agreement.

4.3	Evidence that any fees due and payable under the Fee Letter pursuant to Clause 7 (Fees) have been paid.

4.4	Evidence that any expenses then due from the Borrowers pursuant to Clause 8 (Expenses) have been paid.

EXECUTION PAGES

BORROWERS

SIGNED by Theodora Mitropetrou	)	/s/ Theodora Mitropetrou
duly authorised attorney-in-fact	)
for and on behalf of	)
SEA GLORIUS SHIPPING CO.	)
in the presence of:	)
Witness' signature:	)	/s/ Andreas Giakoumelos
Witness' name: Andreas Giakoumelos	)
Witness' address: 348 Syngrou Avenue 176 74 Kallithea Athens, Greece	)

SIGNED by Theodora Mitropetrou	)	/s/ Theodora Mitropetrou
duly authorised attorney-in-fact	)
for and on behalf of	)
SEA GENIUS SHIPPING CO.	)
in the presence of:	)
Witness' signature:	)	/s/ Andreas Giakoumelos
Witness' name: Andreas Giakoumelos	)
Witness' address: 348 Syngrou Avenue 176 74 Kallithea Athens, Greece	)

CORPORATE GUARANTOR

SIGNED by Theodora Mitropetrou	)	/s/ Theodora Mitropetrou
duly authorised attorney-in-fact	)
for and on behalf of	)
SEANERGY MARITIME HOLDINGS CORP.	)
in the presence of:	)
Witness' signature:	)	/s/ Andreas Giakoumelos
Witness' name: Andreas Giakoumelos	)
Witness' address: 348 Syngrou Avenue 176 74 Kallithea Athens, Greece	)

LENDERS

SIGNED by Emmanouil Pontikis	)	/s/ Emmanouil Pontikis
duly authorised attorney-in-fact	)
for and on behalf of	)
HSH NORDBANK AG	)
in the presence of:	)
Witness' signature:	)	/s/ Andreas Giakoumelos
Witness' name: Andreas Giakoumelos	)
Witness' address: 348 Syngrou Avenue 176 74 Kallithea Athens, Greece	)

SWAP BANK

SIGNED by Emmanouil Pontikis	)	/s/ Emmanouil Pontikis
duly authorised attorney-in-fact	)
for and on behalf of	)
HSH NORDBANK AG	)
in the presence of:	)
Witness' signature:	)	/s/ Andreas Giakoumelos
Witness' name: Andreas Giakoumelos	)
Witness' address: 348 Syngrou Avenue 176 74 Kallithea Athens, Greece	)

MANDATED LEAD ARRANGER

SIGNED by Emmanouil Pontikis	)	/s/ Emmanouil Pontikis
duly authorised attorney-in-fact	)
for and on behalf of	)
HSH NORDBANK AG	)
in the presence of:	)
Witness' signature:	)	/s/ Andreas Giakoumelos
Witness' name: Andreas Giakoumelos	)
Witness' address: 348 Syngrou Avenue 176 74 Kallithea Athens, Greece	)

AGENT

SIGNED by Emmanouil Pontikis	)	/s/ Emmanouil Pontikis
duly authorised attorney-in-fact	)
for and on behalf of	)
HSH NORDBANK AG	)
in the presence of:	)
Witness' signature:	)	/s/ Andreas Giakoumelos
Witness' name: Andreas Giakoumelos	)
Witness' address: 348 Syngrou Avenue 176 74 Kallithea Athens, Greece	)

SECURITY TRUSTEE

SIGNED by Emmanouil Pontikis	)	/s/ Emmanouil Pontikis
duly authorised attorney-in-fact	)
for and on behalf of	)
HSH NORDBANK AG	)
in the presence of:	)
Witness' signature:	)	/s/ Andreas Giakoumelos
Witness' name: Andreas Giakoumelos	)
Witness' address: 348 Syngrou Avenue 176 74 Kallithea Athens, Greece	)

COUNTERSIGNED this 28th day of March 2018 for and on behalf of any Approved Manager which, by its execution hereof, confirms and acknowledges that it has read and understood the terms and conditions of this Agreement, that it agrees in all respects to the same and that the Approved Manager's Undertakings to which it is a party shall remain in full force and effect and shall continue to stand as security for the obligations of the Borrowers under the Loan Agreement and the other Finance Documents.

/s/ Nikoleos Frantzeskalas	/s/ illegible
for and on behalf of	for and on behalf of
Fidelity Marine Inc.	V. Ships Limited
19